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                                                             EXHIBIT 1.A.(10)(a)

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                                                                                      ML LIFE INSURANCE COMPANY OF NEW YORK
                                                                                                         New York, New York
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MERRILL LYNCH ACCOUNT NUMBER                                                                                  POLICY NUMBER
                                                 LIFE INSURANCE APPLICATION
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
PROPOSED INSURED NO. 1
SECTION 1 -COMPLETE IN ALL CASES
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Full Name of Proposed Insured No. 1 (First, Middle, Last)                                            Social Security Number
[ ] Mr.   [ ] Mrs.   [ ] Miss   [ ] Ms.   [ ] Other
                                                    -------------------

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Permanent Residence Address

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City                                                                                                 State        Zip Code

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Employer (If Employed)

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Business Address

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City                                                                                                 State        Zip Code

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Occupation & Principal Duties


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Sex                               Marital Status            Date of Birth           Place of             U.S. Citizen
                                                                                    Birth                [ ] Yes    [ ] No
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PROPOSED INSURED NO. 2
SECTION 2 -    COMPLETE IF APPLICABLE
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Full Name of Proposed Insured No. 1 (First, Middle, Last)                                            Social Security Number
[ ] Mr.   [ ] Mrs.   [ ] Miss   [ ] Ms.   [ ] Other
                                                    -------------------

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Permanent Residence Address                                                                               Relationship to
                                                                                                        Proposed Insured #1

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City                                                                                                    State     Zip Code

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Employer (If Employed)

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Business Address

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City                                                                                                    State     Zip Code

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Occupation & Principal Duties


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Sex                               Marital Status            Date of Birth              Place of          U.S. Citizen
                                                                                    Birth              [ ] Yes  [ ] No
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
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OWNER
SECTION 3 -    COMPLETE IN ALL CASES (IF MORE THAN ONE OWNER, PROVIDE DETAILED
               OWNER INFORMATION IN SECTION 16 - ADDITIONAL INFORMATION)
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
[ ] Proposed Insured No. 1      [ ] Proposed Insured No. 2   [ ] Both Proposed Insured with right of survivorship
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[ ] Other - If Other, complete
    the following - Owner is:      [ ] Individual   [ ] Trust   [ ] Corporation    [ ] Sole Proprietorship
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

Full Name Of Owner (First, Middle, Last)                                                                Social Security
[ ] Mr.   [ ] Mrs.   [ ] Miss   [ ] Ms.   [ ] Other                                                     or Tax ID Number
                                                   --------------------

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Permanent Residence Address

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City                                                                                                    State     Zip Code

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Telephone No.                           Date of Birth           Relationship to             Relationship to Proposed
                                        or Trust Date         Proposed Insured #1                  Insured #2
(   )

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CONTINGENT OWNER
SECTION 4 - OPTIONAL
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Full Name Of Owner (First, Middle, Last)                                                                Social Security or
[ ] Mr.   [ ] Mrs.   [ ] Miss   [ ] Ms.   [ ] Other                                                        Tax ID Number
                                                   --------------------

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Permanent Residence Address

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Telephone No.                           Date of Birth           Relationship to                 Relationship to
                                        or Trust Date         Proposed Insured #1             Proposed Insured #2

(   )
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M1000                                                                 NEW 11/92
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BENEFICIARY(IES) DESIGNATION(S)
SECTION 5 - COMPLETE IN ALL CASES - A PROPOSED INSURED CANNOT BE THE BENEFICIARY
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Show name(s) and relationship(s) to the proposed insured(s) and provide Social Security or Tax ID numbers (if available).
The owner reserves the right to change the beneficiary(ies) unless indicated below.  If the owner wishes to restrict future changes in beneficiary designations, write the work "IRREVOCABLE" next to the beneficiary's name.
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

 Primary Beneficiary(ies):         Social Security or Tax ID No.             Relationship(s) to proposed insured(s):

-----------------------------      ---------------------------------         ------------------------------------
-----------------------------      ---------------------------------         ------------------------------------
-----------------------------      ---------------------------------         ------------------------------------

Contingent Beneficiary(ies):       Social Security or Tax ID No.             Relationship(s) to proposed insured(s):

-----------------------------      ---------------------------------         ------------------------------------
-----------------------------      ---------------------------------         ------------------------------------
-----------------------------      ---------------------------------         ------------------------------------
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
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PLAN APPLIED FOR
SECTION 6 - COMPLETE IN ALL CASES
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

Plan                                                              Death Benefit Option (If Applicable on Plan Applied For)

                                                                                 [ ] Option #1          [ ] Option #2
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Base Policy Face Amount                                                Additional         Total Face Amount
                                                                  Insurance Rider
                                                                  Face Amount             $
$                                                                 (Optional)

                                                                  $
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

INITIAL PREMIUM
SECTION 7 - TO BE PAID IN ONE LUMP SUM.  MODAL PAYMENTS NOT AVAILABLE
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(1) Initial Premium Amount: Show Amount of Initial Premium That Will Be Paid
    For This Insurance

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(2) Premium Enclosed With Application: Indicate Amount.  If None, Write "None".
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Payment Method
                  [ ] Check     [ ] CMA Insurance Service
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ADDITIONAL PREMIUM
SECTION 8 - OPTIONAL
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Additional premiums are optional and may be made for any duration or frequency desired after the end of the free-look period.  Complete this section if the owner elects to receive reminder notices for additional premiums to be paid by check or for CMA to authorize an automatic debit to the CMA Account.  Specify the premium amount, and the duration and frequency for the remainder notice.
ML Life Insurance Company of New York ("ML of New York") reserves the right to refuse any additional premium that would cause the contract to fail to qualify as life insurance under federal tax law, cause the contract to become a
Modified Endowment Contract without your consent, or cause the guarantee period to exceed the life of the insured or younger insured for joint life policies.
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
       Additional Premium             Amount of            Frequency                   Method of Payment
        Duration (Years)         Additional Premium    [ ] Annual [ ] Quarterly     [ ]Check     [ ] CMA Insurance Service

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

`SECTION 9 - INITIAL ALLOCATION

Allocation of initial investment base is limited to the money market portfolio as described in the prospectus.


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PREALLOCATION
SECTION 10 - OPTIONAL (IF AVAILABLE ON PLAN APPLIED FOR)
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
                                                                                 Show the amount in dollars or percentages
Note:                             Investment Division Name                                            (in whole numbers)
Use this section of the
application to indicate the                                                                       %  or  $
desired investment                --------------------------------------           ---------------        --------------
divisions to which ML of                                                                          %  or  $
New York should allocate          --------------------------------------           ---------------        --------------
the owner's funds. If                                                                             %  or  $
there are no instructions         --------------------------------------           ---------------        --------------
provided here, the owner's                                                                        %  or  $
funds will remain in the          --------------------------------------           ---------------        --------------
money market investment                                                                        100%  or  $
division.  It will be the         --------------------------------------                                  --------------
owner's responsibility to
allocate the funds either
in writing or by phone.
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M1000                                                                 NEW 11/92
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
SECTION 11 - COMPLETE IN ALL CASES
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
[ ] New Application                  [ ] Change to existing policy: #______________      [ ] Change in Death Benefit Option
                                     [ ] Exercise of Policy Split Rider Option           [ ] Other ________________________
                                     [ ] Change in Additional Insurance Rider, Specify Amount $
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
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                                                                                                     Proposed       Proposed
                                                                                                    Insured           Insured
                                                                                                      Number 1       Number 2
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
1.   BUILD (Height/Weight) Proposed Insured Number 1: ________  ft._________  in./_________  lbs.
                Proposed Insured Number 2:______  ft._________ in./_________  lbs.

2.   OCCUPATIONAL DUTIES.  Is the proposed insured not performing his or her usual
     occupational duties (or usual daily duties if student, homemaker or retired)            [ ] Yes   [ ] No   [ ] Yes  [ ] No
     without any disabling impairment?  If "NO" provide details in Section 12 - Remarks)
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Provide details for "YES" answers to questions 3 and 4 under Health Care Provider Information

3.   HEALTH HISTORY.  During the past 10 years, has the proposed insured consulted a physician, been hospitalized, treated, advised or diagnosed by a health professional for any heart, liver, lung or kidney trouble, high blood pressure,
     stroke, diabetes, cancer, nervous or mental disorders or any other health               [ ] Yes   [ ] No   [ ] Yes  [ ] No
     impairments?

4.   During the past 10 years, has the proposed insured been hospitalized, treated, or
     diagnosed by a health professional for any disorders of the immune system including     [ ] Yes   [ ] No   [ ] Yes  [ ] No
     AIDS or ARC?
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
 HEALTH CARE PROVIDER INFORMATION  If additional space is needed, use Section 12 - Remarks

Proposed
Insured No.            Facility/Doctor               City/State/Telephone No.         Reason/Diagnosis            Date
---------------        -------------------------     -----------------------------    -------------------------   ----------
---------------        -------------------------     -----------------------------    -------------------------   ----------
---------------        -------------------------     -----------------------------    -------------------------   ----------
---------------        -------------------------     -----------------------------    -------------------------   ----------
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

Provide details for all "YES" answers to questions 5 - 14 in Section 12 - Remarks

5.   Family History.  Have any of the proposed insured's parents or siblings died before
     the age 60 or been diagnosed before the age 60 with coronary artery disease?            [ ] Yes   [ ] No   [ ] Yes  [ ] No

6.   Tobacco Habits.  Has the proposed insured smoked cigarettes or used tobacco in any
     form during the past 12 months?                                                         [ ] Yes   [ ] No   [ ] Yes  [ ] No

7.   Has the proposed insured ever used tobacco in any form? (If "Yes", indicate type,
     frequency and date last used.)                                                          [ ] Yes   [ ] No   [ ] Yes  [ ] No

8.   Insurance Activity.  Has the proposed insured ever been refused life insurance, been offered a modified or raised policy, or applied for or received disability
     benefits from any source?                                                               [ ] Yes   [ ] No   [ ] Yes  [ ] No

9.   Does the proposed insured have any applications pending or any life insurance in
     force with other companies? (If "Yes", list companies, amounts and dates.)              [ ] Yes   [ ] No   [ ] Yes  [ ] No

10.  Will this policy replace or change an existing insurance policy or annuity? (If
     "Yes", list all companies and policy numbers.)                                          [ ] Yes   [ ] No   [ ] Yes  [ ] No

11.  Avocation/Sports.  Has the proposed insured, in the past 2 years engaged in, or expect to engage in, hang gliding, sky diving, scuba or skin diving, motor vehicle
     racing or any other hazardous sports/activities?                                        [ ] Yes   [ ] No   [ ] Yes  [ ] No

12.  Aviation.  During the past 2 years has the proposed insured flown or does the proposed insured expect to fly other than as a passenger on a regularly scheduled
     airline?  (If "Yes", complete the Aviation Questionnaire)                               [ ] Yes   [ ] No   [ ] Yes  [ ] No

13.  Foreign Travel/Residence.  Does proposed insured currently travel or reside, or
     expect to travel or reside outside the United States (other than Canada)?               [ ] Yes   [ ] No   [ ] Yes  [ ] No

14.  Driving.  During the past 3 years, has the proposed insured been convicted of any moving violations or has the proposed insured ever had a driver's license suspended
     or revoked or been convicted of driving while impaired or intoxicated?                  [ ] Yes   [ ] No   [ ] Yes  [ ] No

     Driver's License Number(s):
              Proposed Insured Number 1:                                State
                                         -----------------------------        -----------------------
              Proposed Insured Number 2:                                State
                                         -----------------------------       ------------------------
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M1000                                                                  NEW 11/92
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REMARKS
SECTION 12 - DETAILS FOR "NO" ANSWER TO QUESTION 2; "YES" ANSWERS TO QUESTIONS 5-14.

Proposed                                                                     If additional space is needed, use Section 16 -
Insured Number            Question Number       Details (include dates)      Additional Information
------------------        ---------------       ----------------------------------------------------------------------------
------------------        ---------------       ----------------------------------------------------------------------------
------------------        ---------------       ----------------------------------------------------------------------------
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SECTION 13 - SUITABILITY, AGREEMENT AND AUTHORIZATION

Suitability
By signing below, the applicant acknowledges receipt            delivered to and accepted by the owner, the answers and
of the appropriate prospectus and understands                   statements in this application continue to be complete and
that the death benefit under the policy may increase or         true at the time of such payment and delivery, and the
decrease depending upon the investment results of the           proposed insureds' insurability and condition of health
policy, but will never be less than the face amount.            remains as stated in the application. Upon request,
The duration for which a policy is in effect may                illustration of death benefits and cash surrender values
depend on the investment results of the policy, but             comparing the policy applied for and a fixed life insurance
will never be less than the Guarantee Period.                   policy of the same premium will be furnished.  We will
The policy's cash surrender value may increase or decrease      furnish any information that may be currently required by
on any day depending upon the investment results.  No           the insurance supervisory official of the jurisdiction in
minimum cash surrender value is guaranteed. The                 which this policy is delivered.
policy is a long-term commitment to meet insurance
needs and financial goals.                                      Authorization

Agreement                                                       I, the proposed insured, authorize any physician, hospital
You agree that to the best of your knowledge and                or other medical practitioner or facility, insurance
belief, all statements and answers in the application           company, Medical Information Bureau, or any other
are complete and true and may be relied upon in                 organization, institution or person that has any
determining whether to issue the policy.  The                   information about my health or any non-medical information
application will form a part of any policy to be                relevant to my insurability or that of my minor children
issued, and no medical examiner or registered has               who are to be insured to release such information to ML of
authority to modify this agreement or waive any of ML           New York and its reinsurers. I authorize ML of New York to
of New York's rights or requirements. If ML of New              obtain investigative consumer reports, if appropriate.  I
York makes a correction as indicated in Section 15, it          understand that I have a right to learn the content and
will be approved by acceptance of the policy.  You              receive a copy of any such report. This authorization is
also understand that unless otherwise provided by the           valid for 2 1/2 years from the date signed and a
Temporary Insurance Agreement, no policy will take              photographic copy is as valued as the original.  I
effect unless, while the proposed insured(s) is (are)           acknowledge receipt of the Fair Credit Reporting Act
living, the initial premium is paid, the policy is              and Medical Bureau Notices.
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SIGNATURES
SECTION 14 - COMPLETE IN ALL CASES
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
 SIGNED AT:  CITY                     STATE                                       ON (DATE)

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Note: If owner(s) are other than either Proposed Insured(s), each owner must sign below in his/her appropriate capacity. For multiple owners, the certifications are assumed to apply to all owners of the policy, unless otherwise specified.
Certification:  Under penalties of perjury, I certify that:

    1)   The Social Security and/or Taxpayer Identification Number(s) displayed
         o the first page of this application are correct (or I am waiting for a number to be issued to me), and

CHECK ONE:

    2) [ ] I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding, or the IRS has notified me that I am no longer subject to backup withholding.
    3) [ ] I have been notified by the IRS that I am subject to backup withholding.

==============================================================================================================================

                     Proposed Insured No. 1                                            Proposed Insured No. 2
      (Parent/Guardian if Proposed Insured is Under Age 15)            (Parent/Guardian if Proposed Insured is Under Age 15)

X                                                                 X
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Applicant/Owner (if Other Than Either Proposed Insured)           Applicant/Owner (if Other Than Either Proposed Insured)

X                                                                 X
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Print Name of Financial Consultant/Witness                                 Signature of Financial consultant/Witness and
                                                                                       Social Security Number
X                                                                 X
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

M1000                                                                  NEW 11/92

 CORRECTIONS
 SECTION 15 - HOME OFFICE USE ONLY

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 Minor application corrections (No change will be made in plan, benefits applied for, amount of insurance, age at issue, or underwriting class unless agreed to in writing).

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 SECTION 16 - ADDITIONAL INFORMATION
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M1000                                                                 NEW 11/92